UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2024

Zevra Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZVRA	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

On May 13, 2024, Zevra Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), for the following purposes:

●	to elect three Class III directors to the Company’s board of directors to hold office until the 2027 annual meeting of stockholders;

●	to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024;

●	to approve, on an advisory and non-binding basis, the compensation of the Company's named executive officers; and

●	to approve amendments to the Company's Amended and Restated 2014 Equity Incentive Plan.

Of the 41,850,494 shares outstanding as of the March 22, 2024 record date, at least 31,194,215 shares, or 74.54%, were present or represented by proxy at the 2024 Annual Meeting.

At the 2024 Annual Meeting, each of Thomas D. Anderson, Neil F. McFarlane, and Alvin Shih, M.D. was elected as a director of the Company. Also at the 2024 Annual Meeting, the stockholders of the Company ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024, and approved, on an advisory and non-binding basis, the compensation of the Company's named executive officers. The stockholders of the Company did not approve the amendments to the Company's Amended and Restated 2014 Equity Incentive Plan.

Based on tabulation and validation by Computershare, Inc., the independent inspector of election for the 2024 Annual Meeting, the final voting results on each of the matters submitted to a vote of stockholders at the 2024 Annual Meeting were as follows:

1.	Election of Directors	For	Withheld	Broker Non-Votes
	Thomas D. Anderson	15,266,761	6,062,268	9,865,186
	Neil F. McFarlane	12,413,828	8,915,201	9,865,186
	Alvin Shih, M.D.	16,592,152	4,736,877	9,865,186

		For	Against	Abstentions	Broker Non-Votes
2.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.	22,543,306	7,352,086	1,298,823	—

		For	Against	Abstentions	Broker Non-Votes
3.	Approval, on an advisory and non-binding basis, of the compensation of the Company's named executive officers.	11,167,215	9,888,153	273,661	9,865,186

		For	Against	Abstentions	Broker Non-Votes
4.	Approval of amendments to the Company's Amended and Restated 2014 Equity Incentive Plan	4,143,728	16,964,060	221,241	9,865,186

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zevra Therapeutics, Inc.

Date: May 13, 2024	By:	/s/ Timothy J. Sangiovanni
Timothy J. Sangiovanni, CPA
Senior Vice President, Corporate Controller